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Eagle Rock Energy Partners, L.P.

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Eagle Rock
Investor Presentation
May 2010

Management Representatives
Joseph A. Mills
Chairman & Chief Executive Officer
Jeffrey P. Wood
Senior Vice President & Chief Financial Officer
Adam K. Altsuler
Senior Financial Analyst

The material that follows, as well as statements made by representatives of Eagle Rock during the course of this presentation, includes “forward-looking statements”.  All statements, other than statements of historical facts, included in this material, or made during the course of this presentation, that address activities, events or developments that Eagle Rock expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions made by Eagle Rock in reliance on its experience and perception of historical trends, current conditions, expected future developments and other factors Eagle Rock believes are appropriate under the circumstances.  Such statements are inherently uncertain and are subject to a number of risks, many of which are beyond Eagle Rock’s control.  Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Eagle Rock’s actual results and plans could differ materially from those implied or expressed by any forward-looking statements.
Eagle Rock undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.  For a detailed list of Eagle Rock’s risk factors and other cautionary statements, including without limitation risks related to the production, gathering, processing, and marketing of natural gas and natural gas liquids, please consult Eagle Rock’s Form 10-K, filed with the Securities and Exchange Commission for the year ended December 31, 2009, as well as any other public filings and press releases.
Forward Looking Statements

Enterprise Value:  $1.3 billion (1)
2009 Adj. EBITDA (2):            $189 million
Business Segments:
Midstream:
 • We gather and process natural gas from top
 tier producers in Texas and Louisiana
 • Exposure to the Haynesville Shale, active in
 Austin Chalk (East Texas) and Granite Wash
 (Texas Panhandle)
Upstream:
 • We operate in four low-cost, low-decline
 producing regions in Texas and Alabama
 • Attractive inventory of new drilling
 opportunities
Minerals:
 • We receive royalty income with no
 associated operating costs or capital
 requirements
 • New drilling activity drives underlying
 production growth (“re-generation” effect)
 • Significant exposure to the Haynesville
 Shale
Introduction to Eagle Rock Energy Partners, L.P.
(1) As of April 30, 2010. Subordinated units are valued at common unit price.
(2) See Appendix for definition of Adjusted EBITDA.
Texas
Panhandle
Midstream
Assets
East Texas /
Louisiana
Midstream
Assets
West Texas /
South Texas
Midstream
Assets
Gulf of Mexico Midstream Assets
• Eagle Rock (NASDAQ: EROC) is an MLP with three complementary energy businesses well-
 positioned to benefit from some of the most prolific producing basins in the U.S.

Enhancing Unitholder Value Through Debt Reduction
• Eagle Rock has paid down $100 million of debt since April of 2009, slightly ahead of management’s stated target at the time of the distribution cut
 – Redirecting cash flow has allowed the Partnership to remain in compliance with its credit facility covenants and maintain its attractive borrowing cost
• Since the distribution cut in Q2 of 2009, Eagle Rock’s total debt as a % of total enterprise value has fallen from 77% to 60%
(1) Subordinated units are valued at common unit price as of the end of the period.

Company Highlights
2009 Year in Review
2010 Plans
• Achieved $188.6 million of Adjusted EBITDA
• Repaid $83 million of outstanding borrowings
 under credit facility from May to end of year
• Entered into agreements with Natural Gas
 Partners and Black Stone Minerals to simplify
 structure and enhance liquidity
• Successfully executed cost-cutting initiatives
 – Lowered Midstream unit operating expense by 21%,
 from $0.33/Mcfe in 2008 to $0.26/Mcfe in 2009
 – Lowered Upstream unit operating expense by 14%,
 from $11.16/Boe in 2008 to $9.60/Boe in 2009
• Gathered gas from first Haynesville well via
 Belle Bower gathering system located in North
 Louisiana
• Continued to reduce commodity exposure by
 swapping into direct NGL product hedges
• Will hold Special Meeting on May 14th to
 approve the Recapitalization and Related
 Transactions
• Deploying a currently idle high-efficiency
 cryogenic plant (the Phoenix Plant) to the Texas
 Panhandle
 – The new plant will consolidate volumes across the
 East Panhandle system and significantly enhance
 ethane and propane recoveries from growing
 Granite Wash production
• Possible expansion of East Texas assets to
 gather additional Haynesville production
• Robust drilling program in Permian Basin
• Seek appropriate entry point for issuing debt *
• Re-establish more meaningful distribution by
 year-end *
_________________
*  Assumes completion of Recapitalization and Related Transactions discussed on following pages.

Events Leading to Recapitalization Proposal
• Eagle Rock exited 2008 with elevated debt levels related to the Millennium Acquisition, creating covenant pressure under its $980 million senior credit facility
• Turmoil in the capital markets limited access to external capital
• Distribution cut (April 2009) was a reprieve, not a solution
 – Despite $100 million of debt repayment over the past year, Partnership forecasts potential covenant violations under the credit facility by second / third quarter of 2010
 – Arrearages building on common units
Covenant Test

Key Terms of Recapitalization and Related Transactions
• Sale of Minerals Business to third party for $174.5 million to close within 10 days after successful vote
• Other liquidity enhancing transactions
• Natural Gas Partners (NGP) contributes:
 – General partner / controlling interests (844,551 general partner units) in exchange for one million common units (1)
 – 20.9 million subordinated units
 – Incentive distribution rights
 – Equity commitments
• NGP receives:
 – $29 million transaction fee in the form of 4.82 million common units (based on a 10% discount to the 10-day
 VWAP of $6.68/unit announced on 4/26/10)
• Contribution of general partner will trigger a restructuring of board to include two additional independent directors and annual unitholder meetings
Special Meeting on May 14th to approve certain of the Recapitalization and Related Transactions
 All transactions are cross-contingent on each other
Note: Please see Definitive Proxy filed on March 30, 2010 for additional details on the Recapitalization and Related Transactions.
(1) Assumes exercise of GP Acquisition Option.

Proposed Recapitalization Further Enhances Liquidity…
Note: Please see Definitive Proxy filed on March 30, 2010 for additional details on the Recapitalization and Related Transactions.
(1) Assumes completion of Recapitalization and Related Transactions.
• Up to $230 million of cash proceeds in the near-term for debt repayment and/or organic growth
 – Selling Minerals Business to Black Stone Minerals for $174.5 million
 – Have certain commitments from Natural Gas Partners to purchase equity
• Greater access to capital markets
 – Equity: Simplified structure is more unitholder-friendly and easier to understand
 – Debt: Improved credit profile and unitholder alignment
• Improved liquidity should accelerate ability to pay a more meaningful distribution (1)
 – Interim annualized distribution of $0.40 to $0.60 per unit with respect to Q4 of 2010
 – New long-term distribution policy to be implemented upon achieving full debt reduction objectives - estimate 2011

• Structural modifications result in a single class of equity (1)
 – Subordinated units, GP units and IDRs are surrendered in exchange for a transaction fee
 – Greater alignment of interests among all unitholders
• Reconstituted board of directors (1)
 – Two new independent board members will be added, increasing total number of seats to nine
 – Common unitholders that are not affiliated with Natural Gas Partners will be entitled to elect a majority (5) of Eagle Rock’s board of directors
• NGP will remain the largest unitholder (pro forma ~25-49% ownership)
…and Simplifies Structure
Note: Please see Definitive Proxy filed on March 30, 2010 for additional details.
(1) Assumes exercise of GP Acquisition Option.
Eagle Rock
GP
Subs
Common
Before (as of 12/31/09)
Eagle Rock
Common
Pro Forma EROC (1)
100%
1.1% GP
90.6%
9.4%
NGP/Affiliates
Public
NGP/Affiliates
Public
~51-75%
~25-49%
GP
100%
72.3% LP
26.7% Sub

Historical Performance and Growth
Adjusted EBITDA ($ in Millions) (1)
Daily Gathering Volumes (MMcfe/d)
Upstream Volumes (2)
Minerals Volumes (3)
(1) See Appendix for a definition of Adjusted EBITDA and a reconciliation to GAAP net income (loss).
(2) Includes operations from Escambia and Redman acquisitions beginning on August 1, 2007.
(3) Includes operations from the Montierra Acquisition beginning on May 1, 2007 and from the MacLondon Acquisition beginning on July 1, 2007.

Overview of Midstream Business
Panhandle
• 3,743 miles of pipeline
• 7 processing plants
• 131,000 compression HP
• 139 MMcf/d 2009 average volume
East Texas / North Louisiana
• 1,195 miles of pipeline
• 7 processing plants
• 43,700 compression HP
• 249 MMcf/d 2009 average volume
Gulf of Mexico
• 40 miles of pipeline
• 2 processing plants
• 14,180 compression HP
• 117 MMcf/d 2009 average volume
Processing Plant
Haynesville Shale
Austin Chalk
Granite Wash
South Texas
• 266 miles of pipeline
• 3 processing stations
• 14,700 compression HP
• 83 MMcf/d 2009 average volume

Panhandle: New Phoenix Processing Plant
• Eagle Rock will now be able to move volumes between multiple plants on its East Panhandle System; the system has a total capacity of 136 MMcf/d and reaches approximately 47% of the Granite Wash Play
• Deployment of the Phoenix Plant is Phase II of Eagle Rock’s Texas Panhandle consolidation and processing capacity expansion project originally announced in February of 2008
	Existing Arrington Plant (2009)	New Phoenix Plant
Plant Efficiency
Technology	Lean-Oil	Cryogenic
Ethane (C2) Recovery %	24%	80%+
Propane (C3) Recovery %	84%	90%+
• Eagle Rock is in the process of deploying
 a currently idle high-efficiency cryogenic
 plant to the East Texas Panhandle
• Phoenix will initially be configured to
 process up to 50 MMcf/d and will be
 easily expandable to 80 MMcf/d with
 additional compression
Hemphill Horizontal Wells
47 Producing
11 Permitted
43 Total MMcf/d
Roberts Horizontal Wells
52 Producing
6 Permitted
29 Total MMcf/d
Wheeler Horizontal Wells
37 Producing
23 Permitted
124 Total MMcf/d

System Update:
• Haynesville Shale: In active discussions with
 a number of producers regarding extending
 systems
• Austin Chalk: Play moving east into
 Louisiana - expect results later in 2010
• Last four producer wells reported average IP
 of approximately 12 MMcf/d
• Deep and Middle Bossier: Producers
 planning wildcats this year for the play -
 Middle Bossier IP’s in the 15-20 MMcf/d range
East Texas /
North Louisiana Volumes
Haynesville Shale
Angelina River Trend
Austin Chalk
East Texas: Serving Multiple Plays
EROC Minerals
Phase I of ETML Expansion
Potential Future ETML Expansions
3 planned Swift
Energy wells
with 20
potential sites
Nacogdoches/San Augustine Counties:
15+ rigs running in area; Avg. IP 13-21 MMcf/d
Anadarko staked well; Anadarko
currently has 2 rigs running in area
Source: SEC filings and company investor presentations.
Rig Activity

Total Upstream Assets (as of 12/31/09):
• Proved Reserves: 19.2 MMBoe (115.5 Bcfe)
• % PDP:  88%
• Producing Wells: 260 gross operated; 147 non-operated
• Net Production: 5.3 MBoe/d (31.9 MMcfe/d)
• R/P:  ~10 years
• 2009 UDC:  $6.00 / Boe ($1.00 / Mcfe)
• 2009 Opex: $9.60 / Boe ($1.60 / Mcfe)
• Eagle Rock’s upstream assets consist of long-life, diversified reserves with a high percentage of PDP
Overview of Upstream Business
Geographic Diversification
Price Exposure Weighted to Oil
East Tx
1,367 Boe/d
Alabama
 2,660 Boe/d
Permian
812 Boe/d
South TX
436 Boe/d
34 Producing
 Wells;
 83% Avg. W.I.
11 Producing
 Wells;
 100% Avg. W.I.
29 Producing
 Wells;
 73% Avg. W.I.
186 Producing
 Wells;
 96% Avg. W.I.

Upstream: 2009 Highlights
• Since 2007, Eagle Rock’s Upstream Business has
 maintained a steady daily production rate, while
 lowering unit operating costs by 21% and 14% in 2008
 and 2009, respectively
• Maintained production at approximately 5.3 Mboe/d
 during 2009 despite unexpected compression
 downtime at BEC facility
2009 Drilling Program
• Achieved 81% rate of return on $6.2 million of capital
 projects in 2009, including three new wells and ten
 workovers
• Continued to improve operating metrics with
 – Unit Operating Expense of $9.60/Boe
 – Unit Development Cost of $6.00/Boe
Maintaining Production, Lowering Cost
Upstream Production Volumes/Unit Operating Costs

Upstream: Robust 2010 Drilling Program
Upstream Production Volumes/Capital Expenditures
2010E Drilling Program
• Eagle Rock’s 2010 drilling and recompletion budget is one of our largest since the Partnership entered the Upstream business in 2007
• Budgeted $19.5 million of total capex for 2010
 – Permian Drilling:     $6.1 million
 – Recompletions/Workovers:     $8.0 million
 – BEC Compression/Maintenance:    $3.3 million
 – Other:   $2.1 million

Overview of Minerals Business
Total Minerals Assets (as of 12/31/09):
• Proved Reserves: 3.7 MMboe
• % PDP: 100%
• # of Wells: > 2,800
• Oil / Gas %: 78% / 22%
• Net Acres: ~430,000
• Avg. Daily Production: 1.1 MBoe/d
Permian / Upper Gulf Coast /
   Mid Continent
• Numerous fields
• Generated $14 million of leasing bonuses
 in 2008
• Significant potential upside in Haynesville
 Shale play
LA Basin (Brea Olinda Field)
• Most significant individual
 contributor to current royalty income
• 100% crude production with very
 low decline rate
• Eagle Rock’s Minerals Business offers diversification, stability and upside

Hedging Update
(1) Prices shown reflect average price of crude hedges and exclude price impact of direct product hedges.
(2) Prices shown reflect average price of natural gas hedges and exclude price impact of direct ethane hedges.
(1)
(2)
0%

Investment Highlights
• Diversified Business Model
 – Contributions from multiple business lines across energy value chain
• Well-positioned Asset Base Located in Mature, Growing Basins
 – Focused on growing in East Texas / Texas Panhandle - Midstream
 – Focused on growing in West Texas / Alabama - Upstream
• Excellent Organic Growth Opportunities in Core Areas
• Potential Liquidity-Enhancing Recapitalization on the Horizon
 – Unitholder vote May 14th
• Acquisition Opportunities in One or More Business Segments
• Strong, Experienced Management Team

Appendix

Supported by Midstream and Minerals Businesses Compliance tests are based on Midstream and Minerals Adjusted EBITDA and allocated debt Bank Covenants: (as of 12/31/09) Leverage Ratio: < 5.0x 4.56x Interest Coverage Ratio: > 2.5x 4.66x Management anticipates continued covenant pressure given current commodity price environment Compliance Tests Senior secured revolving credit facility with total commitments of $971 million from 19 financial institutions Eagle Rock Credit Facility Supported by all Upstream properties Borrowing Base recently re-determined at $130 million, effective April 1, 2010 (negotiated process with banks) Borrowing Base (1) As of March 31, 2010.  Includes $17 million of debt repayment since 12/31/09.  $135 million $602 million (1) Total Borrowings:  $737 million (1) Pricing:  LIBOR + 187.5 bps

Contract Mix (12/31/09 Throughput Volumes)
Midstream Contract Mix
Contract Mix (Jan-Dec 2009 Margin)
2010 Commodity Exposure (1)
(1) Based on company estimates.
• Eagle Rock has a well-balanced mix of fee-based and commodity-based contracts

System Overview
Map of Texas Panhandle System
Producer Activity
Midstream: Panhandle System
• Miles of Pipeline: 3,743
• Processing Plants: 7
• Compression HP:                   131,000
• Contract Mix (1):        Fixed Fee 15%
                                                      Commodity-based 85%
• 2009 Operating Income (2):   $55.1 million
• 2009 Capex: $7.3 million
• Producing Formations: Granite Wash
  Morrow
  Brown Dolomite
  Cleveland
• New Phoenix Plant replacing the older, less-efficient Arrington Plant
 – Will add up to 50 MMcf/d of new capacity to handle growing Granite Wash production
• Major producers are BP, Cimarex, Cordillera, Chesapeake, Chevron and Excel Production
• Gathered volumes have remained relatively flat for last 3 years
 – West Panhandle is a rich gas (average 8 GPM) on a shallow annual decline of ~9%
 – East Panhandle is a leaner gas (average 3 GPM) with growing volumes
 – Granite Wash is the primary driver of volume growth in the East Panhandle
 ú Horizontal drilling being applied with encouraging results (average IPs of 6 to 10 MMcf/d)
(1) As of December 31, 2009.
(2) Excludes impairment expense and discontinued operations.

System Overview
Map of East Texas System
Producer Activity
Midstream: East Texas System
• Miles of Pipeline: 1,195
• Processing Plants:   7
• Compression HP: 43,700
• Contract Mix (1):          Fixed Fee 41%
  Commodity-based 59%
• 2009 Operating Income (2):            $28.6 million
• 2009 Capex:    $18.2 million
• Producing Formations:      Austin Chalk
    James Lime Trend
                Travis Peak
                                                                                                                                                                                                               Haynesville Shale
  Cotton Valley
  Woodbine
• Austin Chalk play is major driver in near-term future volume growth in Brookeland system with seven additional wells scheduled for 2010
• East Texas Main Line (ETML) System continues to see drilling activity into the James Lime and Travis Peak formations
• Current Belle Bower system throughput of 34 MMcf/d of Haynesville Shale production with expansion to accommodate
 70 MMcf/d underway
 – ETML system under review regarding expansion to handle additional Haynesville potential in Nacogdoches and
 San Augustine counties
• Major producers are Anadarko Petroleum, Encana Oil & Gas Inc., XTO Energy, Inc., Ergon Exploration Inc. and
 Goodrich Petroleum Corporation
(1) As of December 31, 2009.
(2) Excludes impairment expense and discontinued operations.

System Overview
Map of South Texas System
Producer Activity
Midstream: South Texas System
• Major producers are Chesapeake and Sanchez Oil &
 Gas in South Texas and FIML on the Wildhorse
 System
• Acquired Wildhorse System as part of Millennium
 Midstream Partners in October 2008
• Wildhorse System is primarily low-decline Canyon
 Sands production
• Activity has slowed due to lower commodity prices
• Miles of Pipeline:    266
• Processing JT Skids:   3
• Compression HP: 14,700
• Contract Mix (1):          Fixed Fee 99%
  Commodity-based 1%
• 2009 Operating Income (2):             $5.3 million
• 2009 Capex:   $0.1 million
(1) As of December 31, 2009.
(2) Excludes impairment expense and discontinued operations.

System Overview
Gulf of Mexico System
Producer Activity
Midstream: Gulf of Mexico System
• Miles of Pipeline:    40
• Processing Plants:      2 (non-operated)
• Compression HP: 14,180
• Contract Mix (1):           Fixed Fee 8%
  Commodity-based 92%
• 2009 Operating Income (2):            $5.4 million
• 2009 Capex:  $0.4 million
• Approximately 115 blocks committed to life-of-lease contracts
 – Davy Jones discovery in shallow water covers some of our committed leases
• Volumes restored since curtailment due to damage from Hurricane Ike and Gustav
• Major producers are Stone Energy and McMoran Exploration
• Contracts are life-of-lease commitments and typically percent of proceeds with fixed floors
(1) As of December 31, 2009.
(2) Excludes impairment expense and discontinued operations.

Asset Overview
Permian Basin Properties
2009 Operating Statistics
Upstream: Permian Basin
• Acquisition Date: April 30, 2008
• Texas Counties: Ward, Crane, Pecos
• Producing Wells: 186
• Net Acreage: 24,000
• Net Reserves:   5.3 MMboe (31.6 Bcfe)
• Average Operated W.I.:   96%
• Producing Formations: Yates, Queen, San
  Andres, Wichita
  Albany, Holt,
  Wolfcamp and Penn
Net Production:
• Gas MMcf/d: 1.4
• Oil Bo/d: 382
• NGLs Bl/d: 190
• Total BOE/d:    812
Financial Summary
• Revenue ($ in millions):        $11.6
• Operating Expense ($ in millions) (1):              $4.2
• Unit Operating Expense ($/BOE) (1):              $14.18
(1) Excluding taxes.

Asset Overview
Alabama Properties
2009 Operating Statistics
Upstream: Alabama
• Acquisition Date:                           July 31, 2007
• Alabama Counties:                        Escambia, Choctaw
• Producing Wells:  29
• Net Acreage:                                 13,000
• Net Reserves: 8.1 MMboe (48.3 Bcfe)
• Average Operated W.I.:   73%
• Producing Formations: Smackover
• Gas Stream Composition (+/-):   20% H2S
                                                                                                                                                                                                                                     45% CO2
• Assets include two treating plants (100 MMcf/d
 capacity) and one cryogenic processing plant (50
 MMcf/d) to remove H2S and CO2 prior to sales
Net Production:
• Gas MMcf/d: 3.5
• Oil Bo/d: 1,508
• NGLs Bl/d: 577
• Sulfur LT/d:   197
• Total BOE/d:  2,660
Financial Summary
• Revenue ($ in millions):      $32.4
• Operating Expense ($ in millions) (1):          $11.5
• Unit Operating Expense ($/BOE) (1):          $11.89
Florida / Alabama State Border
(1) Excluding taxes.

Asset Overview
East Texas Properties
2009 Operating Statistics
Upstream: East Texas
• Acquisition Date: July 31, 2007
• Texas Counties:  Wood, Rains, Van
  Zandt, Henderson
• Operating Producing Wells:    34
• Net Acreage: 6,000
• Net Reserves:   4.8 MMboe (29.0 Bcfe)
• Average Operated W.I.:    83%
• Producing Formations: Smackover
• Gas Composition: 20-40% H2S
• Eagle Rock’s East Texas production is treated and
 processed by Regency Field Services’ Eustace
 facilities
Net Production:
• Gas MMcf/d:  2.7
• Oil Bo/d: 309
• NGLs Bl/d: 616
• Sulfur LT/d:   132
• Total BOE/d: 1,367
Financial Summary
• Revenue ($ in millions):       $15.6
• Operating Expense ($ in millions) (1):           $3.1
• Unit Operating Expense ($/BOE) (1):           $6.13
(1) Excluding taxes.

Asset Overview
South Texas Properties
2009 Operating Statistics
Upstream: South Texas
• Acquisition Date: July 31, 2007
• Texas Counties:    Atascosa
• Operating Producing Wells:    11
• Net Acreage: 1,400
• Net Reserves:   1.1 MMboe (6.7 Bcfe)
• Average Operated W.I.:     100%
• Producing Formations:    Edwards
• Successful re-completion program conducted in 2008
 with infill drilling locations identified for future
 development
Net Production:
• Gas MMcf/d:  2.5
• Oil Bo/d: 24
• Total BOE/d:  436
Financial Summary
• Revenue ($ in millions):         $3.9
• Operating Expense ($ in millions) (1):               $1.7
• Unit Operating Expense ($/BOE) (1):              $10.62
(1) Excluding taxes.

This presentation includes, and certain statements made during this presentation may include, the non-generally accepted accounting principles, or non-GAAP, financial measures of Adjusted EBITDA. The accompanying non-GAAP financial measures schedule provides reconciliations of Adjusted EBITDA to its most directly comparable financial measure calculated and presented in accordance with accounting principles generally accepted in the United States, or GAAP, with respect to the references to Adjusted EBITDA that are of a historical nature.  Where references are forward-looking or prospective in nature, and not based in historical fact, this presentation does not provide a reconciliation.  Eagle Rock could not provide such reconciliation without undue hardship because the Adjusted EBITDA numbers included in the presentation, and that may be included in certain statements made during the presentation, are estimations, approximations and/or ranges.  In addition, it would be difficult for Eagle Rock to present a detailed reconciliation on account of many unknown variables for the reconciling items.  For an example of the reconciliation, please consult the reconciliations included for the historical Adjusted EBITDA numbers in this appendix.  Non-GAAP financial measures should not be considered as alternatives to GAAP measures such as net income (loss), operating income (loss), cash flows from operating activities or any other GAAP measure of liquidity or financial performance.
Eagle Rock defines Adjusted EBITDA as net income (loss) plus or (minus) income tax provision (benefit); interest-net, including realized interest rate risk management instruments and other expense; depreciation, depletion and amortization expense, impairment expense; other operating expense, non-recurring; other non-cash operating and general and administrative expenses, including non-cash compensation related to our equity-based compensation program; unrealized (gains) losses on commodity and interest rate risk management related instruments; (gains) losses on discontinued operations and other (income) expenses.
Eagle Rock uses Adjusted EBITDA as a measure of its core profitability to assess the financial performance of its assets. Adjusted EBITDA also is used as a supplemental financial measure by external users of Eagle Rock’s financial statements such as investors, commercial banks and research analysts. For example, Eagle Rock’s lenders under its revolving credit facility use a variant of Eagle Rock’s Adjusted EBITDA in a compliance covenant designed to measure the viability of Eagle Rock and its ability to perform under the terms of its revolving credit facility; Eagle Rock, therefore, uses Adjusted EBITDA to measure its compliance with its revolving credit facility. Eagle Rock believes that investors benefit from having access to the same financial measures that its management uses in evaluating performance. Adjusted EBITDA is useful in determining Eagle Rock’s ability to sustain or increase distributions. By excluding unrealized derivative gains (losses), a non-cash, mark-to- market benefit (charge) which represents the change in fair market value of Eagle Rock’s executed derivative instruments and is independent of its assets’ performance or cash flow generating ability, Eagle Rock believes Adjusted EBITDA reflects more accurately Eagle Rock’s ability to generate cash sufficient to pay interest costs, support its level of indebtedness, make cash distributions to its unitholders and general partner and finance its maintenance capital expenditures. Eagle Rock further believes that Adjusted EBITDA also describes more accurately the underlying performance of its operating assets by isolating the performance of its operating assets from the impact of an unrealized, non- cash measure designed to describe the fluctuating inherent value of a financial asset. Similarly, by excluding the impact of non-recurring discontinued operations, Adjusted EBITDA provides users of the Partnership’s financial statements a more accurate picture of its current assets’ cash generation ability, independently from that of assets which are no longer a part of its operations.
Use of Non-GAAP Financial Measures

Eagle Rock’s Adjusted EBITDA definition may not be comparable to Adjusted EBITDA or similarly titled measures of other entities, as other entities may not calculate Adjusted EBITDA in the same manner as Eagle Rock. For example, Eagle Rock includes in Adjusted EBITDA the actual settlement revenue created from its commodity hedges by virtue of transactions undertaken by it to reset commodity hedges to higher prices or purchase puts or other similar floors despite the fact that Eagle Rock excludes from Adjusted EBITDA any charge for amortization of the cost of such commodity hedge reset transactions or puts.  Eagle Rock has reconciled historical Adjusted EBITDA numbers to the GAAP financial measure of net income (loss) in the appendix to this presentation but has not reconciled prospective Adjusted EBITDA numbers.
Use of Non-GAAP Financial Measures (Continued)

Adjusted EBITDA Reconciliation